                                                                   EXHIBIT 24.1





                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned duly elected and qualified Director of American Ecology Corporation, a Delaware corporation (the "Company") do hereby appoint and make Phillip K. Chattin, General Counsel and Secretary of the Company, my true and lawful attorney-in-fact to act in my place and stead, including, without limitation, the power and authority to subscribe my name to the Company's Registration Statement under the Securities Act of 1933, as intended to be filed on Form S-3 with the Securities and Exchange Commission, and any amendments or undertakings thereto, as though I manually signed the Registration Statement personally. Further, I authorize and consent to the filing of this Power of Attorney as an exhibit to the Registration Statement.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of September, 1997.




                                       /s/Rotchford D. Barker
                                       ----------------------------
                                       Rotchford D. Barker

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned duly elected and qualified Director of American Ecology Corporation, a Delaware corporation (the "Company") do hereby appoint and make Phillip K. Chattin, General Counsel and Secretary of the Company, my true and lawful attorney-in-fact to act in my place and stead, including, without limitation, the power and authority to subscribe my name to the Company's Registration Statement under the Securities Act of 1933, as intended to be filed on Form S-3 with the Securities and Exchange Commission, and any amendments or undertakings thereto, as though I manually signed the Registration Statement personally. Further, I authorize and consent to the filing of this Power of Attorney as an exhibit to the Registration Statement.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of September, 1997.




                                       /s/Paul C. Bergson
                                       ----------------------------
                                       Paul C. Bergson

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned duly elected and qualified Director of American Ecology Corporation, a Delaware corporation (the "Company") do hereby appoint and make Phillip K. Chattin, General Counsel and Secretary of the Company, my true and lawful attorney-in-fact to act in my place and stead, including, without limitation, the power and authority to subscribe my name to the Company's Registration Statement under the Securities Act of 1933, as intended to be filed on Form S-3 with the Securities and Exchange Commission, and any amendments or undertakings thereto, as though I manually signed the Registration Statement personally. Further, I authorize and consent to the filing of this Power of Attorney as an exhibit to the Registration Statement.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of September, 1997.




                                       /s/Keith D. Bronstein
                                       ----------------------------
                                       Keith D. Bronstein

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned duly elected and qualified Director of American Ecology Corporation, a Delaware corporation (the "Company") do hereby appoint and make Phillip K. Chattin, General Counsel and Secretary of the Company, my true and lawful attorney-in-fact to act in my place and stead, including, without limitation, the power and authority to subscribe my name to the Company's Registration Statement under the Securities Act of 1933, as intended to be filed on Form S-3 with the Securities and Exchange Commission, and any amendments or undertakings thereto, as though I manually signed the Registration Statement personally. Further, I authorize and consent to the filing of this Power of Attorney as an exhibit to the Registration Statement.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of September, 1997.




                                       /s/Edward F. Heil
                                       ----------------------------
                                       Edward F. Heil

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned duly elected and qualified Director of American Ecology Corporation, a Delaware corporation (the "Company") do hereby appoint and make Phillip K. Chattin, General Counsel and Secretary of the Company, my true and lawful attorney-in-fact to act in my place and stead, including, without limitation, the power and authority to subscribe my name to the Company's Registration Statement under the Securities Act of 1933, as intended to be filed on Form S-3 with the Securities and Exchange Commission, and any amendments or undertakings thereto, as though I manually signed the Registration Statement personally. Further, I authorize and consent to the filing of this Power of Attorney as an exhibit to the Registration Statement.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of September, 1997.




                                       /s/Paul F. Schutt
                                       ----------------------------
                                       Paul F. Schutt

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned duly elected and qualified Director of American Ecology Corporation, a Delaware corporation (the "Company") do hereby appoint and make Phillip K. Chattin, General Counsel and Secretary of the Company, my true and lawful attorney-in-fact to act in my place and stead, including, without limitation, the power and authority to subscribe my name to the Company's Registration Statement under the Securities Act of 1933, as intended to be filed on Form S-3 with the Securities and Exchange Commission, and any amendments or undertakings thereto, as though I manually signed the Registration Statement personally. Further, I authorize and consent to the filing of this Power of Attorney as an exhibit to the Registration Statement.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of September, 1997.




                                       /s/John J. Scoville
                                       ----------------------------
                                       John J. Scoville